UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2016

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square, 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

In a Current Report on Form 8-K filed on September 27, 2016, RAIT Financial Trust (“RAIT”) reported entering into a Securities and Asset Purchase Agreement dated September 27, 2016 (the “Purchase Agreement”) providing for Independence Realty Trust, Inc. (“IRT”), RAIT’s consolidated variable interest entity, to complete a management internalization (the “Internalization”) and separation from RAIT and certain of its affiliates.  On October 5, 2016, the first closing contemplated by the Purchase Agreement occurred.  At this first closing, IRT used approximately $62.2 million of the proceeds from an underwritten offering (the “Offering”) of IRT common stock to repurchase (the “Repurchase”) 7,269,719 shares of IRT’s common stock (the “Purchased Shares”) from certain of RAIT’s subsidiaries at a purchase price of $8.55 per share.  This price was equal to the price to the public in the Offering less underwriting discounts or commissions.  The Purchased Shares represented all of the shares of IRT common stock owned by RAIT and its subsidiaries.

As a result of the Repurchase, RAIT determined that it no longer is the primary beneficiary of IRT, and as a result, RAIT deconsolidated IRT as of October 5, 2016. RAIT is filing this Current Report on Form 8-K and related unaudited pro forma consolidated financial information (the “Pro Forma Financial Statements”) as a result of this deconsolidation pursuant to guidance in the Financial Reporting Manual of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”). This is a deconsolidation and disposition for accounting purposes for RAIT. RAIT used approximately $43.7 million of the proceeds of the Repurchase to repay (the “Repayment”) indebtedness which was collateralized by the Purchased Shares. RAIT is filing the Pro Forma Financial Statements to provide the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to this deconsolidation and the Repayment.

The information set forth under Item 8.01 and Item 9.01 of this report is incorporated herein by reference.

The foregoing descriptions of the Purchase Agreement and the transactions described therein do not purport to be complete and are qualified in their entirety by reference to RAIT’s Current Report on Form 8-K filed on September 27, 2016, and the exhibits attached thereto, which are incorporated by reference herein

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of RAIT’s forward-looking statements may turn out to be wrong. Please read RAIT’s annual, quarterly and current reports filed under the Securities Exchange Act of 1934, as amended, including its Annual Report on Form 10-K for the year ended December 31, 2015 and its subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and RAIT generally. RAIT’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of RAIT’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, RAIT disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 8.01. Other Events.

The information set forth under Item 2.01 and Item 9.01 of this report is incorporated herein by reference.

As previously disclosed, the Internalization will consist of two parts: (i) the acquisition by IRT of Independence Realty Advisors, LLC, which is a subsidiary of RAIT and IRT’s external advisor, and (ii) the acquisition by IRT of certain assets and the assumption of certain liabilities relating to the multifamily property management business of RAIT, including property management contracts relating to apartment properties owned by IRT, RAIT and third parties. As previously disclosed, the purchase price for the Internalization is $43.0 million, subject to certain pro rations at closing.  The Internalization will occur at the second closing (the “Second Closing”) contemplated by the Purchase Agreement.  As required by the Purchase Agreement, IRT reported that it reserved $43.0 million in net proceeds from the Offering to consummate the Second Closing.  The Purchase Agreement set forth the terms and conditions of the Second Closing and provides that it will occur, subject to the terms and conditions contained therein, no earlier than December 20, 2016.

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial statements, which include the deconsolidation of IRT as a result of the Repurchase.

(b)	Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Consolidated Financial Information	4
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016	5
Unaudited Pro Forma Consolidated Statement of Operations for the Six-Month Period Ended June 30, 2016	6
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015	7
Notes to Unaudited Pro Forma Consolidated Financial Information	8

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements of RAIT Financial Trust (together with its consolidated subsidiaries, the “Company,” “we,” “our,” or “us”) have been prepared to provide pro forma financial information with regard to the deconsolidation of Independence Realty Trust (“IRT”) as a result of IRT’s repurchase of 7,269,719 shares of its common stock from certain of RAIT’s subsidiaries on October 5, 2016 (“the Repurchase”). The unaudited pro forma consolidated statements of income for the six months ended June 30, 2016 and the year ended December 31, 2015 give effect to the Repurchase as if it had occurred on January 1, 2015, the beginning of the earliest period presented. The unaudited pro forma consolidated balance sheet as of June 30, 2016 gives effect to the Repurchase as if it had occurred on June 30, 2016.

The unaudited pro forma consolidated financial statements included in this Current Report on Form 8-K are presented for informational purposes only. The unaudited pro forma adjustments are based on information and assumptions that we consider reasonable and factually supportable. This information includes various estimates and assumptions and may not necessarily be indicative of the financial condition or results of operations that would have occurred if the deconsolidation of IRT occurred on the date or at the beginning of the period indicated or which may be obtained in the future.

The statements contained in this filing may include forward-looking statements within the meaning of the U.S. federal securities laws. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results.

The unaudited pro forma financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma financial statements; and

•

our historical audited consolidated financial statements as of and for the year ended December 31, 2015 as included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and the historical unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2016 as included in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2016

(Dollars in thousands, except share and per share data)

		Pro Forma Adjustments
	RAIT Historical	Deconsolidation of IRT	Sale of IRT Shares and Debt Paydown	RAIT Pro Forma
Assets	(A)	(B)	(C)
Investment in mortgages and loans:
Commercial mortgages, mezzanine loans, and preferred equity interests	$1,495,343	$-	$-	$1,495,343
Allowance for loan losses	(18,237)	-	-	(18,237)
Total investment in mortgages and loans, net	1,477,106	-	-	1,477,106
Investments in real estate:
Investments in real estate, at cost	2,409,139	(1,314,115)	-	1,095,024
Accumulated depreciation	(209,096)	45,059	-	(164,037)
Investments in real estate, net	2,200,043	(1,269,056)	-	930,987
Investment in IRT	-	56,230	(56,230)	-
Cash and cash equivalents	66,885	(28,051)	18,453	57,287
Restricted cash	159,429	(6,779)	-	152,650
Accrued interest receivable	42,139	-	-	42,139
Other assets	68,794	(1,756)	-	67,038
Intangible assets, net	25,668	-	-	25,668
Total assets	$4,040,064	$(1,249,412)	$(37,777)	$2,752,875
Liabilities and Equity
Indebtedness, net	3,005,259	(880,288)	(44,846)	2,080,125
Accrued interest payable	11,102	(701)	-	10,401
Accounts payable and accrued expenses	32,483	(16,014)	-	16,469
Derivative liabilities	3,972	(1,163)	-	2,809
Deferred taxes, borrowers’ escrows and other liabilities	182,324	(5,528)	-	176,796
Total liabilities	3,235,140	(903,694)	(44,846)	2,286,600
Series D cumulative redeemable preferred shares, $0.01 par value	88,861	-	-	88,861
Equity:
Shareholders’ equity:
Preferred shares, $0.01 par value:
7.75% Series A cumulative redeemable preferred shares	53	-	-	53
8.375% Series B cumulative redeemable preferred shares	23	-	-	23
8.875% Series C cumulative redeemable preferred shares	17	-	-	17
Series E cumulative redeemable preferred shares	-	-	-	-
Common shares, $0.03 par value per share	2,766	-	-	2,766
Additional paid in capital	2,088,781	-	-	2,088,781
Accumulated other comprehensive income (loss)	(972)	-	-	(972)
Retained earnings (deficit)	(1,722,936)	-	7,069	(1,715,867)
Total shareholders’ equity	367,732	-	7,069	374,801
Noncontrolling interests	348,331	(345,718)	-	2,613
Total equity	716,063	(345,718)	7,069	377,414
Total liabilities and equity	$4,040,064	$(1,249,412)	$(37,777)	$2,752,875

The accompanying notes are an integral part of this consolidated financial statement.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2016

(Dollars in thousands, except share and per share data)

		Pro Forma Adjustments
	RAIT Historical	Deconsolidation of IRT	Sale of IRT Shares and Debt Paydown	RAIT Pro Forma
Revenue:	(D)	(E)	(F)
Investment interest income	$49,321	$848	$—	$50,169
Investment interest expense	(18,445)	—	—	(18,445)
Net interest margin	30,876	848	—	31,724
Property income	136,620	(76,993)	—	59,627
Fee and other income	5,627	6,050	—	11,677
Total revenue	173,123	(70,096)	—	103,028
Expenses:
Interest expense	48,472	(18,634)	(386)	29,452
Real estate operating expense	60,656	(31,481)	—	29,175
Compensation expense	14,997	(585)	—	14,412
General and administrative expense	10,648	(1,265)	—	9,383
Acquisition expense	498	(18)	—	480
Provision for loan losses	2,669	—	—	2,669
Depreciation and amortization expense	47,082	(19,162)	—	27,920
Total expenses	185,022	(71,145)	(386)	113,491
Operating (Loss) Income	(11,899)	1,050	386	(10,463)
Interest and other income (expense), net	100	0	0	100
Income attributable to investment in IRT	—	4,437	(4,437)	—
Gains (losses) on assets	37,881	(32,261)	—	5,621
Gain on IRT merger with TSRE	91	(91)	—	—
Gains (losses) on extinguishments of debt	446	558	—	1,004
Asset impairment	(7,786)	—	—	(7,786)
Change in fair value of financial instruments	(5,680)	—	—	(5,680)
Income (loss) before taxes	13,153	(26,307)	(4,051)	(17,205)
Income tax benefit (provision)	2,749	—	—	2,749
Net income (loss)	15,902	(26,307)	(4,051)	(14,456)
(Income) loss allocated to preferred shares	(17,135)	—	—	(17,135)
(Income) loss allocated to noncontrolling interests	(24,191)	26,307	—	2,116
Net income (loss) allocable to common shares	$(25,424)	$—	$(4,051)	$(29,475)
Earnings (loss) per share-Basic:
Earnings (loss) per share-Basic	$(0.28)	$—	$(0.04)	$(0.32)
Weighted-average shares outstanding-Basic	91,104,314	91,104,314	91,104,314	91,104,314
Earnings (loss) per share-Diluted:
Earnings (loss) per share-Diluted	$(0.28)	$—	$(0.04)	$(0.32)
Weighted average shares outstanding-Diluted	91,104,314	91,104,314	91,104,314	91,104,314

The accompanying notes are an integral part of this consolidated financial statement.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(Dollars in thousands, except share and per share data)

		Pro Forma Adjustments
	RAIT Historical	Deconsolidation of IRT	Sale of IRT Shares and Debt Paydown	RAIT Pro Forma
Revenue:	(G)	(H)	(I)
Investment interest income	$98,432	$965	$—	$99,397
Investment interest expense	(29,250)	—	—	(29,250)
Net interest margin	69,182	965	—	70,147
Property income	233,731	(109,576)	—	124,155
Fee and other income	21,069	9,288	—	30,357
Total revenue	323,982	(99,323)	—	224,659
Expenses:
Interest expense	84,338	(22,588)	(772)	60,978
Real estate operating expense	109,001	(46,280)	—	62,721
Compensation expense	28,229	(495)	—	27,734
General and administrative expense	20,779	(1,682)	—	19,097
Acquisition and integration expenses	16,527	(13,555)	—	2,972
Provision for loan losses	8,300	—	—	8,300
Depreciation and amortization expense	73,868	(28,094)	—	45,774
Total expenses	341,042	(112,694)	(772)	227,576
Operating (Loss) Income	(17,060)	13,371	772	(2,917)
Interest and other income (expense), net	(1,009)	(19)	—	(1,028)
Income attributable to investment in IRT	—	4,418	(4,418)	—
Gain (losses) on assets	43,805	(6,412)	5,926	43,319
Gain on IRT merger with TSRE	64,604	(64,604)	—	—
Gain (losses) on extinguishment of debt	—	—	1,143	1,143
Asset impairment	(8,179)	—	—	(8,179)
TSRE financing extinguishment and employee separation expenses	(27,508)	27,508	—	—
Gain (losses) on deconsolidation of VIEs	—	—	—	—
Net gain on sale of Collateral Management contracts	—	—	—	—
Change in fair value of financial instruments	11,638	—	—	11,638
Income (loss) before taxes	66,291	(25,738)	3,424	43,977
Income tax benefit (provision)	(2,798)	—	—	(2,798)
Net income (loss)	63,493	(25,738)	3,424	41,179
(Income) loss allocated to preferred shares	(32,830)	—	—	(32,830)
(Income) loss allocated to noncontrolling interests	(23,505)	25,738	—	2,233
Net income (loss) allocable to common shares	$7,158	$—	$3,424	$10,582
Earnings (loss) per share-Basic:
Earnings (loss) per share-Basic	$0.08	$—	$0.04	$0.12
Weighted-average shares outstanding-Basic	85,524,073	85,524,073	85,524,073	85,524,073
Earnings (loss) per share-Diluted:
Earnings (loss) per share-Diluted	$0.08	$—	$0.04	$0.12
Weighted average shares outstanding-Diluted	86,457,871	86,457,871	86,457,871	86,457,871

The accompanying notes are an integral part of this consolidated financial statement.

RAIT FINANCIAL TRUST

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands, except share and unit data)

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated balance sheet as of June 30, 2016.

(A)	Represents our historical unaudited balance sheet as of June 30, 2016, included in our Quarterly Report on Form 10-Q filed on August 8, 2016.

(B)

Represents the adjustment to reflect the deconsolidation of IRT as a result of the sale of all of the IRT common shares owned by RAIT, as described in Note C. In addition to removing the assets and liabilities of IRT at June 30, 2016, as included in IRT's Quarterly Report on Form 10-Q filed on August 5, 2016, this adjustment also reflects RAIT's investment in IRT and receivables due from IRT as of June 30, 2016, which were eliminated in consolidation in RAIT's historical consolidated financial statements, as follows:

RAIT's investment in IRT	$56,230
Dividend receivable from IRT	$436
Asset management fee receivable from IRT	$1,793

(C)

Represents adjustments to reflect the sale of 7,269,719 shares of IRT common stock to IRT at $8.55 per share and the required repayment of indebtedness collateralized by the shares of IRT common stock beneficially owned by RAIT. The repayment of indebtedness, net of the extinguishment of related deferred financing costs, resulted in a gain on debt extinguishment of $1,143.

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statement of operations for the six-month period ended June 30, 2016.

(D)	Represents the historical income statement of RAIT for the six months ended June 30, 2016, included in RAIT's Quarterly Report on Form 10-Q filed on August 8, 2016.

(E)

Represents the adjustment to reflect the deconsolidation of IRT as a result of the sale of all of the IRT common shares owned by RAIT, as described in Note C. In addition to removing the revenues and expenses of IRT for the six months ended June 30, 2016, as included in IRT's Quarterly Report on Form 10-Q filed on August 5, 2016, this adjustment also reflects transactions between RAIT and IRT that previously eliminated in consolidation as well as the accounting for the noncontrolling interests in IRT as follows:

Between Interest Income and Interest Expense & Gains (Losses) on Assets
Interest income on loans made by RAIT to IRT properties	$361
Exit fees paid to RAIT on IRT properties	$487

Between Fee Income and Real Estate Operating Expenses & General & Administrative Expenses
Property management fees paid by IRT properties to RAIT	$2,491
Asset management fees paid by IRT to RAIT	$3,559

Between Income Attributable to Investment in IRT and Other Income
RAIT's share of IRT's net income allocable to common shares	$4,437

(Income) Loss Allocated to Noncontrolling interests
Third parties share of IRT's net income allocable to common shares	$24,475

(F)

Represents the adjustments to:

•Remove RAIT's share of IRT's net income allocable to common shares as described in Note E (as a result of the sale of all of the IRT common shares owned by RAIT, as described in Note C) for the six months ended June 30, 2016; and

•Reflect the reduction in interest expense in the amount of $386 for the six months ended June 30, 2016 related to the repayment of the indebtedness as described Note C.

The following notes discuss the pro forma adjustments to our unaudited pro forma consolidated statement of operations for the year ended December 31, 2015.

(G)	Represents the historical income statement of RAIT for the twelve months ended December 31, 2015, included in RAIT's Annual Report on Form 10-K filed on March 11, 2016.

(H)

Represents the adjustment to reflect the deconsolidation of IRT as a result of the sale of all of the IRT common shares owned by RAIT, as described in Note C. In addition to removing the revenues and expenses of IRT for the twelve months ended December 31, 2015, as included in IRT's Annual Report on Form 10-K filed on March 11, 2016, this adjustment also reflects transactions between RAIT and IRT that previously eliminated in consolidation as well as the accounting for the noncontrolling interests in IRT as follows:

Between Interest Income and Interest Expense
Interest on loans made by RAIT to two IRT properties	$965

Between Fee Income and Real Estate Operating Expenses & General & Administrative Expenses
Property management fees paid by IRT properties to RAIT	$3,675
Asset management fees paid by IRT to RAIT	$5,613

Between Income Attributable to Investment in IRT and Other Income
RAIT's share of IRT's net income allocable to common shares	$4,418

(Income) Loss Allocated to Noncontrolling interests
Third parties share of IRT's net income allocable to common shares	$23,824

(I)

Represents the adjustments to:

•Reflect the gain on sale of 7,269,719 shares of IRT common stock to IRT at $8.55 per share as of January 1, 2015 in the amount of $5,926;

•Remove RAIT's share of IRT's net income allocable to common shares as described in Note H (as a result of the sale of all of the IRT common shares owned by RAIT, as described in Note C) or the twelve months ended December 31, 2015; and

•Reflect the gain on debt extinguishment in the amount of $1,143 and reduction in interest expense in the amount of $772 related to the repayment of the indebtedness as described Note C for the twelve months ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: October 12, 2016	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer